                                                                   EXHIBIT 10.11

                           INDEMNIFICATION AGREEMENT


     This INDEMNIFICATION AGREEMENT ("Agreement") is made on ________, 199_, among INTERPLAY ENTERTAINMENT CORP., a Delaware corporation (the "Company"), INTERPLAY PRODUCTIONS, a California corporation ("Interplay California") and ________________ ("Indemnitee"), an officer and/or member of the Board of Directors of the Company.

     WHEREAS, the Company desires the benefits of having Indemnitee serve as an officer and/or director of the Company secure in the knowledge that expenses, liability and losses incurred by him in his good faith service to the Company will be borne by the Company or its successors and assigns in accordance with applicable law; and

     WHEREAS, the Company desires that Indemnitee resist and defend against what Indemnitee may consider to be unjustified investigations, claims, actions, suits and proceedings which have arisen or may arise in the future as a result of Indemnitee's service to the Company notwithstanding that conditions in the insurance markets may make directors' and officers' liability insurance coverage unavailable or available only at premium levels which the Company may deem inappropriate to pay; and

     WHEREAS, the parties believe it appropriate to memorialize and reaffirm the Company's indemnification obligations to Indemnitee and, in addition, set forth the indemnification agreements contained herein;

     NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties agree as follows:

     1.   INDEMNIFICATION.

          (a) Indemnitee shall be indemnified and held harmless by the Company to the fullest extent permitted by the Company's Certificate of Incorporation, Bylaws and applicable law, as the same exists from time to time, in connection with any present or future threatened, pending or completed investigation, claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (collectively, "Indemnifiable Litigation"), (i) to which Indemnitee is or was a party or is threatened to be made a party by reason of any action or inaction in Indemnitee's capacity as a director or officer of the Company, or (ii) with respect to which Indemnitee is otherwise involved by reason of the fact that Indemnitee is or was serving as a director, officer, employee or agent of the Company, or of any subsidiary or division, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all reasonable expenses, liability and loss (including, without limitation, attorneys' fees, judgments, fines, and amounts paid or to be paid in any settlement approved in advance by the Company, such approval not to be unreasonably withheld) (collectively, "Indemnifiable Expenses") actually incurred or suffered by Indemnitee in connection with such Indemnifiable Litigation, if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe Indemnitee's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo
                                                                         ----
contendere or its equivalent, shall not, of itself, create a presumption that
----------
Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, or, with respect to any criminal action or proceeding, had no reasonable cause to that Indemnitee's conduct was unlawful. Notwithstanding the foregoing, Indemnitee shall have no right to indemnification for expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of
Section 16(b) of the Securities and Exchange Act of 1934, as amended.

          (b) Notwithstanding any other provision of this Agreement, the Company hereby agrees to indemnify Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company's Certificate of Incorporation and By-laws or by statute. In the event of any change after the date of this Agreement in any applicable law, statute or rule which expands the right of a Delaware corporation to indemnify a member of its board of directors or an officer, such changes shall be, ipso facto, within the purview of Indemnitee's
                                ---- -----
rights and the Company's obligations under this Agreement. In the event of any change after the date of this Agreement in any applicable law, statute or rule which narrows the right of a Delaware corporation to indemnify a member of its board of directors or an officer, such changes, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder.

     2. INTERIM EXPENSES. The Company agrees to pay Indemnifiable Expenses incurred by Indemnitee in connection with any Indemnifiable Litigation in advance of the final disposition thereof, provided that the Company has received an undertaking by or on behalf of Indemnitee, substantially in the form attached hereto as Exhibit A, to repay the amount so advanced to the extent that it is
          ---------
ultimately determined that Indemnitee is not entitled to be indemnified by the Company under this Agreement or otherwise. The advances to be made hereunder shall be paid by the Company to Indemnitee within twenty (20) days following delivery of a written request therefor by Indemnitee to the Company.

     3. PARTIAL INDEMNIFICATION. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of Indemnifiable Expenses, but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee in accordance with this Agreement for such portion of Indemnifiable Expenses to which Indemnitee is entitled.

     4. PROCEDURE FOR MAKING DEMAND. Indemnitee shall, as a condition precedent to his right to be indemnified under this Agreement, give the Company notice in writing as soon as practicable of any claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to the President of the Company at the address set forth in Section 12 hereof (or such other address as the Company shall designate in writing to Indemnitee). In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power. Any payment made to Indemnitee pursuant to this Agreement shall be made no later than forty-five (45) days after receipt of the written request of Indemnitee.

     5.   FAILURE TO INDEMNIFY.

          (a) If a claim made by Indemnitee under this Agreement, or any statute, or under any provision of the Company's Certificate of Incorporation or Bylaws providing for indemnification, is not paid in full by the Company within forty-five (45) days after a written request for payment thereof has been received by the Company, Indemnitee may, but need not, at any time thereafter bring an action against the Company to recover the unpaid amount of the claim and, subject to Section 13 of this Agreement, if successful in whole or in part, Indemnitee shall be reimbursed by the Company for all costs and expenses (including, without limitation, attorneys' fees) of bringing such action.

          (b) It shall be a defense to such action (other than an action brought to enforce a claim for expenses incurred in connection with any action, suit or proceeding in advance of its final disposition) that Indemnitee has not met the standard of conduct which make it permissible under applicable law for the Company to indemnify Indemnitee for the amount claimed, but the burden of proving such defense shall be on the Company and Indemnitee shall be entitled to receive interim reimbursements of Indemnifiable Expenses pursuant to Section 2 hereof unless and until such defense may be finally adjudicated by court order or judgment from which no further right of appeal exists. It is the parties' intention that if the Company contests Indemnitee's right to indemnification, the question of Indemnitee's right to indemnification shall be for the court to decide, and neither the failure of the Company (including its board of directors, independent legal counsel, or its stockholders) to have made a determination that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct required by applicable law, nor an actual determination by the Company (including its board of directors, any committee or subgroup of the board of directors, independent legal counsel, or its stockholders) that Indemnitee has not met such applicable standard of conduct, shall create a presumption that Indemnitee has or has not met the applicable standard of conduct.

     6. NOTICE TO INSURERS. If, at the time of the receipt of a notice of a claim pursuant to Section 4 hereof, the Company has director and/or officer liability insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable actions to cause such insurers to pay, on behalf of the indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

     7. RETENTION OF COUNSEL. In the event that the Company shall be obligated to pay Indemnifiable Expenses as a result of any proceeding against Indemnitee, the Company, if appropriate, shall be entitled to assume the defense of such proceeding, with counsel approved by Indemnitee, which approval shall not be unreasonably withheld, upon the delivery to Indemnitee of written notice of its election to do so. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by that Indemnitee with respect to that same proceeding, provided that (i) Indemnitee shall have the right to employ his or her counsel in any such proceeding at Indemnitee's expense, and (ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (C) the Company shall not have employed counsel to assume defense of such proceeding within a reasonable period, then the fees and expenses of Indemnitee's counsel shall be at the expense of the Company.

     8. SUCCESSORS. This Agreement establishes contract rights which shall be binding upon, and shall inure to the benefit of, the successors, assigns, heirs and legal representatives of the parties hereto.

     9. MUTUAL ACKNOWLEDGMENT. Both the Company and Indemnitee acknowledge that in certain instances, Federal law or applicable public policy may prohibit the Company from indemnifying its directors and officers under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company may be required in the future to undertake to the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee, and, in that event, the Indemnitee's rights and the Company's obligations hereunder shall be subject to that determination.

     10. CONTRACT RIGHTS NOT EXCLUSIVE. The indemnification provided by this Agreement shall not be deemed exclusive of any right to which Indemnitee may be entitled under the Company's Certificate of Incorporation or By-laws, any agreement, any vote of stockholders or disinterested directors, the Delaware General Corporation Law, or otherwise, both as to action in Indemnitee's official capacity and as to action in another capacity while holding such position. The indemnification provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity even though he or she is not serving in such capacity or in any capacity with the Company at the time of any action or other covered proceeding.

     11. INDEMNIFICATION OBLIGATION. The parties hereto acknowledge that it is their intent that Interplay California will, immediately prior to the consummation of the initial public offering of the Company's common stock, be merged with and into the Company (the "Merger"). Prior to the effective date of the Merger, Interplay California hereby agrees to be jointly and severally liable for all of the Company's obligations hereunder.

     12. INDEMNITEE'S OBLIGATIONS. The Indemnitee shall promptly advise the Company in writing of the institution of any investigation, claim, action, suit or proceeding which is or may be subject to this Agreement and keep the Company generally informed of, and consult with the Company with respect to, the status of any such investigation, claim, action, suit or proceeding. Notices to the Company shall be directed to Interplay Entertainment Corp., 16815 Von Karman Avenue, Irvine, California 92606, Attn: President (or other such address as the Company shall designate in writing to Indemnitee). Notice shall be deemed received, if properly addressed, (i) three days after the date postmarked if sent by certified or registered mail, or (ii) upon receipt if sent by messenger with signed receipt, or (iii) one business day after the day sent, if sent via a nationally recognized overnight delivery carrier.

     13. ATTORNEYS' FEES. In the event that any action is instituted by Indemnitee under this Agreement to enforce or interpret any of the terms hereof, Indemnitee shall be reimbursed by the Company for all court costs and expenses, including, without limitation, reasonable attorneys' fees, incurred by Indemnitee with respect to such action, unless as a part of such action, a court of competent jurisdiction determines that each of the material assertions made by Indemnitee as a basis for such action were not made in good faith or were frivolous. In the event of an action instituted by or in the name of the Company under this Agreement, or to enforce or interpret any terms of this Agreement, Indemnitee shall be reimbursed by the Company for all court costs and expenses, including, without limitation, reasonable attorneys' fees, incurred by Indemnitee in defense of such action (including with respect to Indemnitee's counterclaims and cross-claims made in such action), unless as a part of such action the court determines that each of Indemnitee's material defenses to such action were made in bad faith or were frivolous.

     14. SEVERABILITY. Should any provision of this Agreement, or any clause hereof, be held to be invalid, illegal or unenforceable, in whole or in part, the remaining provisions and clauses of this Agreement shall remain fully enforceable and binding on the parties.

     15. MODIFICATION AND WAIVER. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether of not similar) nor shall such waiver constitute a continuing waiver.

     16. CHOICE OF LAW. The validity, interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Delaware.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.


                                        INTERPLAY ENTERTAINMENT CORP.,
                                        a Delaware corporation



                                        By:   ________________________
                                        Its:  ________________________


                                        INTERPLAY PRODUCTIONS,
                                        a California corporation



                                        By:   ________________________
                                        Its:  ________________________


                                        INDEMNITEE:



                                        _______________________________
                                        (Signature)

                                        _______________________________
                                        (Print Name)

                                   EXHIBIT A

                             UNDERTAKING AGREEMENT



     This UNDERTAKING AGREEMENT is made on _______________, 19__, between INTERPLAY ENTERTAINMENT CORP., a Delaware corporation (the "Company") and __________________, a member of the board of directors or an officer of the Company ("Indemnitee").

     WHEREAS, Indemnitee may become involved in investigations, claims, actions, suits or proceedings which have arisen or may arise in the future as a result of Indemnitee's service to the Company; and

     WHEREAS, Indemnitee desires that the Company pay any and all expenses (including, but not limited to, attorneys' fees and court costs) actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in defending or investigating any such suits or claims and that such payment be made in advance of the final disposition of such investigations, claims, actions, suits or proceedings to the extent that Indemnitee has not been previously reimbursed by insurance; and

     WHEREAS, the Company is willing to make such payments but, in accordance with Section 145 of the General Corporation Law of the State of Delaware, the Company may make such payments only if it receives an undertaking to repay from Indemnitee; and

     WHEREAS, Indemnitee is willing to give such an undertaking;

     NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows:

     1. In regard to any payments made by the Company to Indemnitee pursuant to the terms of the Indemnification Agreement dated __________, 19__, between the Company and Indemnitee, Indemnitee hereby undertakes and agrees to repay to the Company any and all amounts so paid promptly and in any event within thirty (30) days after the disposition, including any appeals, of any litigation or threatened litigation on account of which payments were made, but only to the extent that Indemnitee is ultimately found not entitled to be indemnified by the Company under the Company's Certificate of Incorporation or Bylaws and Section 145 of the General Corporation Law of the State of Delaware, or other applicable law.

     2. This Agreement shall not affect in any manner rights which Indemnitee may have against the Company, any insurer or any other person to seek indemnification for or reimbursement of any expenses referred to herein or any judgment which may be rendered in any litigation or proceeding.
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     IN WITNESS WHEREOF, the parties have caused this Undertaking Agreement to be executed on the date first above written.

                                        INTERPLAY ENTERTAINMENT CORP.



                                        By:  _________________________



                                        INDEMNITEE:


                                        _______________________________
                                        (Signature)


                                        _______________________________
                                        (Print Name)